UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 12, 2013

Reynolds American Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street,

Winston-Salem, NC 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This current Report on Form 8-K (this “Report”) is filed for the purpose of incorporating the contents of this Report in the Registration Statement on Form S-3 (No. 333-188791) (the “Registration Statement”) and filing the attached Exhibit 12.1 as an exhibit to the Registration Statement.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Report.

Number	Exhibit

12.1	Computation of Ratio of Earnings to Fixed Charges for each of the five years within the period ended December 31, 2012, and for each of the six months within the periods ended June 30, 2012 and 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

By:	/s/ Frederick W. Smothers
	Name:	Frederick W. Smothers
	Title:	Senior Vice President and Chief Accounting Officer

Date: September 12, 2013

INDEX TO EXHIBITS

Number	Exhibit

12.1	Computation of Ratio of Earnings to Fixed Charges for each of the five years within the period ended December 31, 2012, and for each of the six months within the periods ended June 30, 2012 and 2013.